Item 77C - DWS International Select Equity Fund (a series of
DWS Advisor Funds)

Registrant incorporates by reference to Proxy Statement filed on March 3, 2006 (Accession No. 0001193125-06-044817).
A Special Meeting of shareholders (the "Meeting") of DWS International Select Equity Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the
following matters were voted upon by the shareholders (the resulting votes are presented below).
I.	Election of Board Members. ("Number of Votes" represents
all funds that are series of DWS Investments Trust.)


Number of Votes:

For
Withheld
Henry P.
Becton, Jr.
229,475,182.312
2,617,703.165
Dawn-Marie
Driscoll
229,385,362.059
2,707,523.418
Keith R. Fox
229,414,105.859
2,678,779.618
Kenneth C.
Froewiss
229,543,244.169
2,549,641.308
Martin J.
Gruber
229,465,700.091
2,627,185.386
Richard J.
Herring
229,507,427.394
2,585,458.083
Graham E.
Jones
229,329,443.182
2,763,442.295
Rebecca W.
Rimel
229,303,664.866
2,789,220.611
Philip
Saunders,
Jr.
229,477,714.933
2,615,170.544
William N.
Searcy, Jr.
229,368,895.540
2,723,989.937
Jean
Gleason
Stromberg
229,516,447.517
2,576,437.960
Carl W. Vogt
229,439,747.901
2,653,137.576
Axel
Schwarzer
229,446,632.712
2,646,252.765

II-A.	Approval of an Amended and Restated Investment
Management Agreement with the Fund's Current Investment
Advisor:

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,954,4
09.572
40,404.0
38
95,580.5
83
2,837,22
6.00

II-B.	Approval of an Amended and Restated Investment
Management Agreement with Deutsche Investment
Management Americas Inc.:

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,948,4
10.044
41,161.4
02
100,822.
747
2,837,22
6.000



II-C.	Approval of a Subadvisor Approval Policy:

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,922,1
70.131
52,989.7
89
115,234.
273
2,837,22
6.000

III.	Approval of Revised Fundamental Investment Restrictions
on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,951,7
03.348
66,595.3
86
72,095.4
59
2,837,22
6.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,952,6
96.644
65,602.0
90
72,095.4
59
2,837,22
6.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,957,9
79.792
60,318.9
42
72,095.4
59
2,837,22
6.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,958,1
98.792
60,099.9
42
72,095.4
59
2,837,22
6.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,957,1
33.792
61,164.9
42
72,095.4
59
2,837,22
6.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,951,8
93.792
66,404.9
42
72,095.4
59
2,837,22
6.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,946,6
94.928
71,603.8
06
72,095.4
59
2,837,22
6.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,953,0
12.885
65,285.8
49
72,095.4
59
2,837,22
6.000

III-I.	Portfolio Diversification for Diversified Funds

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,958,1
98.792
60,099.9
42
72,095.4
59
2,837,22
6.000

III-R.	Options

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,952,3
81.792
65,916.9
42
72,095.4
59
2,837,22
6.000

VIII.	Approval of Reorganization into a Massachusetts Business
Trust:

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
25,925,5
05.857
50,272.6
98
114,615.
638
2,837,22
6.000

The Meeting was reconvened on July 27, 2006, at which time the following matters were voted upon by the shareholders (the
resulting votes are presented below):
VII.	Adoption of Rule 12b-1 Plan for Class B.

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
327,818.
032
9,543.74
0
17,015.8
80
109,492.
000

VII.	Adoption of Rule 12b-1 Plan for Class C.

Number of Votes:
For
Against
Abstain
Broker
Non-
Votes*
422,559.
744
8,362.06
5
56,059.9
90
197,071.
000

*	Broker non-votes are proxies received by the Fund
from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


G:\sec_reg\NSAR\2006\103106\77C - International Select Equity
Fund.rtf
G:\sec_reg\NSAR\2006\103106\77C - International Select Equity
Fund.rtf